UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 26, 2020

ARYA SCIENCES ACQUISITION CORP II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39311	98-1533670
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 Astor Place, 10th Floor New York, NY		10003
(Address of principal executive offices)		(Zip Code)

(212) 284-2300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	ARYBU	The Nasdaq Capital Market
Class A Ordinary Shares included as part of the units	ARYB	The Nasdaq Capital Market
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	ARYBW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On October 26, 2020, ARYA Sciences Acquisition Corp II (“ARYA”) held an extraordinary general meeting of its shareholders (the “General Meeting”), at which holders of 14,348,323 ordinary shares (consisting of 10,640,823 Class A ordinary shares and 3,707,500 Class B ordinary shares) were present in person or by proxy, representing 74.78% of the voting power of ARYA’s ordinary shares as of the date of the General Meeting, and constituting a quorum for the transaction of business. The proposals listed below are described in more detail in the definitive proxy statement/prospectus of ARYA, which was filed with the Securities and Exchange Commission (the “SEC”) on October 7, 2020 (the “Proxy Statement”). A summary of the voting results at the General Meeting is set forth below:

The shareholders approved the Business Combination Proposal, the Domestication Proposal, the Governing Documents Proposals, the Nasdaq Proposal, the Incentive Award Plan Proposal and the Employee Stock Purchase Plan Proposal (each as defined in the Proxy Statement).

The voting results for each proposal were as follows:

The Business Combination Proposal

For	Against	Abstain
12,840,224	1,507,998	101

The Domestication Proposal

For	Against	Abstain
13,509,105	839,117	101

Governing Documents Proposal A

For	Against	Abstain
12,839,824	1,508,498	1

Governing Documents Proposal B

For	Against	Abstain
12,097,712	2,250,602	9

Governing Documents Proposal C

For	Against	Abstain
12,830,824	1,517,498	1

Governing Documents Proposal D

For	Against	Abstain
12,097,712	2,250,610	1

Governing Documents Proposal E

For	Against	Abstain
12,840,324	1,507,998	1

The Nasdaq Proposal

For	Against	Abstain
12,830,824	1,517,498	1

The Incentive Award Plan Proposal

For	Against	Abstain
12,780,024	1,567,998	301

The Employee Stock Purchase Plan Proposal

For	Against	Abstain
12,779,824	1,567,998	501

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Based on the results of the General Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the transactions (the “Transactions”) contemplated by that certain Business Combination Agreement, dated as of July 29, 2020 (as amended on October 2, 2020 by Amendment No. 1 to Business Combination Agreement), by and among ARYA, Cassidy Merger Sub 1, Inc. and Cerevel Therapeutics, Inc., including the Domestication and the Merger (as such terms are defined in the Proxy Statement), are expected to be consummated on October 27, 2020. Following the consummation of the Transactions, the common stock and warrants of New Cerevel (as such term is defined in the Proxy Statement) are expected to begin trading on the Nasdaq Capital Market under the symbols “CERE” and “CEREW,” respectively, on October 28, 2020.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the likelihood, ability and timing of the consummation of the Transactions and the trading of the common stock and warrants of New Cerevel on the Nasdaq Capital Market under the symbols “CERE” and “CEREW,” respectively. These statements are based on the current expectations of ARYA’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Arya and Cerevel. These statements are subject to a number of risks and uncertainties regarding ARYA’s businesses and the Transactions, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the Transactions or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Transactions; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Transactions; failure to realize the anticipated benefits of the Transactions, including as a result of a delay in consummating the potential transaction; the inability to obtain or maintain the listing of New Cerevel’s securities on Nasdaq following the Transactions; and those factors discussed in the Proxy Statement. There may be additional risks that ARYA presently does not know or that ARYA currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide ARYA’s expectations, plans or forecasts of future events and views as of the date of this communication. ARYA anticipates that subsequent events and developments will cause ARYA’s assessments to change. However, while ARYA may elect to update these forward-looking statements at some point in the future, ARYA specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing ARYA’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2020	ARYA SCIENCES ACQUISITION CORP II

	By:	/s/ Adam Stone
	Name:	Adam Stone
	Title:	Chief Executive Officer